UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

Expeditors International of Washington, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Expeditors® 2019 Notice of Annual Meeting & Proxy Statement EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. CORPORATE HEADQUARTERS SEATTLE, WA

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Your Vote Counts! EXPEDITORS INT'L OF WASHINGTON, INC. 2024 Annual Meeting Vote by May 06, 2024 11:59 PM ET Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 30# Suite 500 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# 1 OF 2 322,224148,294 You invested in EXPEDITORS INT'L OF WASHINGTON, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 07, 2024. Get informed before you vote View the 10K Wrap, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 07, 2024 8:00 AM PDT At the Company' s offices 3545 Factoria Blvd SE Bellevue, WA 98006 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. EXPEDITORS INT'L OF WASHINGTON, INC. 2024 Annual Meeting Vote by May 06, 2024 11:59 PM ET Board Voting Items Recommends 1. 1A Election of Directors Nominees: Glenn M. Alger For 1B Robert P. Carlile For 1C James M. DuBois For 1D Mark A. Emmert For 1E Diane H. Gulyas For 1F Jeffrey S. Musser For 1G Brandon S. Pedersen For 1H Liane J. Pelletier For 1I Olivia D. Polius For 2 Advisory Vote to Approve Named Executive Officer Compensation For 3 Approve Amendment to Employee Stock Purchase Plan For 4 Ratification of Independent Registered Public Accounting Firm For 5 Shareholder Proposal: Regarding Report on Effectiveness of DEI Efforts Against 6 Shareholder Proposal: Regarding Establishment of Near- and Long Term Science-Based Greenhouse Gas Reduction Targets Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294 FLASHID-JOB#